EXHIBIT 10.1

SEMITOOL, INC.
2004 STOCK OPTION PLAN

    1.        Establishment, Purpose, and Definitions.

    (a)        There is hereby adopted the 2004 Stock Option Plan (the “Plan”) of Semitool, Inc. (the “Company”).

    (b)        The purpose of the Plan is to provide a means whereby eligible individuals (as defined in Section 4, below) can acquire Common Stock of the Company (the “Stock”). The Plan provides employees (including officers and directors who are employees) of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which may qualify as incentive stock options (referred to as “incentive stock options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and employees, officers, directors, independent contractors, and consultants of the Company and of its Affiliates an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Code (referred to as “nonqualified stock options”).

    (c)        The term “Affiliates” as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including parents or subsidiaries which become such after adoption of the Plan.

    2.        Administration of the Plan.

    (a)        The Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to Section 2(e) below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the “Committee”). The Committee shall consist of two or more members of the Board and shall be constituted in such a manner as to satisfy applicable laws and to permit option grants and related transactions under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 in accordance with Rule 16b-3 (“Rule 16b-3”). Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to “the Committee” shall be construed to refer to the Board.

    (b)        Except for options granted to Non-Employee Directors pursuant to Section 7, the Committee shall determine which eligible individuals (as defined in Section 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares subject to such options.

    (c)        The Committee may amend the terms of any outstanding option granted under this Plan, but (i) any amendment which would adversely affect the optionee’s rights under an outstanding option shall not be made without the optionee’s written consent and (ii) the reduction of the exercise price of any option awarded under the Plan shall be subject to stockholder approval and (iii) canceling an option at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another option shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Change in Control.

    (d)        The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options or Stock granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

    (e)        Notwithstanding the foregoing provisions of this Section 2, grants of options to any “Covered Employee,” as such term is defined by Section 162(m) of the Code shall be made only by a subcommittee of the Committee which, in addition to meeting other applicable requirements of this Section 2, is composed solely of two or more “outside directors,” within the meaning of Section 162(m) of the Code and the regulations thereunder (the “Subcommittee”) to the extent necessary to qualify such grants as “performance-based compensation” under Section 162(m). In the case of such grants to Covered Employees, references to the “Committee” shall be deemed to be references to the Subcommittee as specified above.

    (f)        In addition to such other rights of indemnification as they may have as members of the Board, members of the Committee shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

    3.        Stock Subject to the Plan.

    (a)        Subject to Section 3(b), an aggregate of not more than 3,300,000 shares of Stock shall be available for the grant of stock options (including incentive stock options) under the Plan. Any shares of Stock covered by an option (or portion of an option) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the number of shares of Stock available for the grant of stock options under the Plan. To the extent not prohibited by Section 422(b)(1) of the Code (and the corresponding regulations thereunder), the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Stock is traded) and applicable law, any shares of Stock covered by an option which are surrendered (a) in payment of the option exercise price or (b) in satisfaction of tax withholding obligations incident to the exercise of the option shall be deemed not to have been issued for purposes of determining the number of shares of Stock available for the grant of stock options under the Plan, unless otherwise determined by the Committee.

    (b)        If there is any change in the Stock subject to any option granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent), or other change in the capital structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the number and kind of shares and the price per share subject to outstanding options as well as the number of shares of Stock which have been authorized for issuance under the Plan and the maximum number of shares of Stock with respect to which options may be granted to any individual in any calendar year.

    4.        Eligible Individuals. The persons eligible to participate in the Plan (other than pursuant to Section 7) are such employees, officers, independent contractors, and consultants of the Company or an Affiliate as the Committee, in its discretion, shall designate from time to time. Notwithstanding the foregoing, only employees of the Company or an Affiliate (including officers and directors who are bona fide employees) shall be eligible to receive incentive stock options. Except for grants pursuant to Section 7, Eligible Individuals shall not include Non-Employee Directors.

    5.        The Option Price. The exercise price of each incentive stock option shall be not less than the per share fair market value of the Stock subject to such option on the date the option is granted. Except as provided in Section 7, the exercise price of each nonqualified stock option shall be not less than fifty percent (50%) of the per share fair market value of the Stock subject to such option on the date the option is granted. Notwithstanding the foregoing, (i) in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the exercise price shall be not less than one hundred ten percent (110%) of the per share fair market value of the Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in Section 3(b), above.

    6.        Terms and Conditions of Options.

    (a)        Each option granted pursuant to the Plan will be evidenced by a written Stock Option Agreement executed by the Company and the person to whom such option is granted.

    (b)        The Committee shall determine the term of each option granted under the Plan; provided, however, that (i) the term of any option shall not be more than 10 years and (ii) in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Company or an Affiliate, the term of each incentive stock option shall be no more than 5 years.

    (c)        In the case of incentive stock options, the aggregate fair market value (determined as of the time such option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. Notwithstanding the designation in an option agreement, to the extent that the $100,000 limit is exceeded for any calendar year, the excess options shall be nonqualified stock options.

    (d)        The Stock Option Agreement may contain such other terms, provisions, and conditions as may be determined by the Committee not inconsistent with this Plan. If an option, or any part thereof is intended to qualify as an incentive stock option, the Stock Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

    (e)        The maximum number of shares of Stock for which options may be granted pursuant to any individual per calendar year under the Plan shall be 375,000 shares, subject to adjustment pursuant to Section 3(b). To the extent required by Section 162(m) of the Code and the regulations thereunder, in applying the foregoing limitation with respect to an individual, if any option is canceled, the canceled option shall continue to count against the maximum number of shares for which options may be granted to an individual under this Section 6(e). For this purpose, the repricing of an option shall be treated as a cancellation of the existing option and the grant of a new option.

    7.        Stock Options for Non-Employee Directors

    (a)        Automatic Grant of Options. An option to purchase 3,000 shares of Stock (such number of shares of Stock shall not be adjusted pursuant to Section 3(b)) shall be granted (“Initial Grant”) to each director who is not an employee of the Company (“Non-Employee Director”), such Initial Grant to be made to Non-Employee Directors elected or appointed to the Board upon or after the adoption of the Plan upon the date each such director first becomes a Non-Employee Director of the Company. Immediately following each annual meeting of the Company’s stockholders beginning with the 2004 annual meeting, each Non-Employee Director who continues as a Non-Employee Director following such annual meeting shall be granted an option (“Subsequent Grant”) to purchase 2,000 shares of Stock (such number of shares of Stock shall not be adjusted pursuant to Section 3(b)); provided that no Subsequent Grant shall be made to any Non-Employee Director who has not served as a director of the Company and attended at least two (2) meetings of the Board of Directors, as of the time of such annual meeting. Each such Subsequent Grant shall be made on the date of the annual stockholders’ meeting in question. If any option ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. All options granted to Non-Employee Directors shall be nonqualified stock options and, once granted, shall be subject to adjustment pursuant to Section 3(b).

    (b)        Option Exercise Price. The exercise price per share of Stock covered by each option granted pursuant to this Section 7 shall be the per-share fair market value of the Stock on the date the option is granted. The exercise price of an option granted under the Plan shall be subject to adjustment to the extent provided in Section 3(b) hereof.

    (c)        Exercisability. Each Initial Grant shall vest and become exercisable as of the date of grant. Each Subsequent Grant shall vest and become exercisable as to twenty five percent (25%) of the shares covered thereby on a quarterly basis on the last day of each three-month period following the date of grant such that the option will be fully exercisable twelve (12) months after its date of grant.

    8.        Use of Proceeds. Cash proceeds realized from the sale of Stock under the Plan or pursuant to options granted under the Plan shall constitute general funds of the Company.

    9.        Amendment, Suspension, or Termination of the Plan.

    (a)        The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law, including any applicable requirement that the Plan or an amendment to the Plan be approved by the stockholders, and provided further that, except as provided in Section 3(b), above, the Board shall in no event amend the Plan in the following respects without the consent of stockholders then sufficient to approve the Plan in the first instance:

(i) To increase the maximum number of shares subject to incentive stock options issued under the Plan; or

(ii) To change the designation or class of persons eligible to receive incentive stock options under the Plan.

    (b)        No option may be granted under the Plan during any suspension or after the termination of the Plan, and no suspension or termination of the Plan shall, without the affected individual’s consent, alter or impair any rights or obligations under any option previously granted under the Plan. The Plan shall terminate on the tenth anniversary of the date of approval of the Plan by the stockholders, unless sooner terminated by the Board pursuant to this Section 9.

    10.        Assignability. Options shall be transferable to the extent provided in the option agreement covering the option. Notwithstanding the foregoing, if required by the Code, each incentive stock option under the Plan shall be transferable by the optionee only by will or the laws of descent and distribution, and, during the optionee’s lifetime, shall be exercisable only by the optionee.

    11.        Payment Upon Exercise of Options.

    (a)        Payment of the purchase price upon exercise of any option granted under this Plan shall be made in (i) cash, by optionee’s personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States; (ii) shares of stock or by delivery of a properly executed form of attestation of ownership of shares of Stock as the Committee may require which have a fair market value on the date of surrender or attestation equal to the aggregate exercise price of the shares of Stock as to which said option shall be exercised, provided, however, that shares of Stock acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the optionee for a period of more than six (6) months (and not used for another option exercise by attestation during such period); (iii) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock; (iv) any other types of consideration the Committee may determine in its discretion, or (v) in any combination of the foregoing.

    (b)        In the event that the exercise price is satisfied by shares withheld from the shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

    12.        Withholding Taxes.

    (a)        No Stock shall be delivered under the Plan to any participant until the participant has made arrangements acceptable to the Committee (or in the case of exercise of options granted to Named Executives, the Subcommittee) for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Stock under the Plan or to the failure to satisfy the conditions for treatment as incentive stock options under applicable tax law. Upon exercise of a stock option the Company shall withhold from the optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

    (b)        In the event that such tax withholding is satisfied by the Company or the optionee’s employer withholding shares of Stock otherwise deliverable to the optionee, the Committee may issue the optionee an additional option, with terms identical to the option agreement under which the option was exercised, entitling the optionee to purchase additional shares of Stock equal to the number of shares so withheld but at an exercise price equal to the fair market value of the Stock on the grant date of the new option; provided, however, that no such additional options may be granted with respect to options granted pursuant to Section 7, above. Any additional option shall be subject to the provisions of Section 6(e), above.

    13.        Change in Control.

    (a)        For purposes of this Section 13, a “Change in Control” shall be deemed to occur upon:

    (i)        The direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding Stock;

    (ii)        A change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board;

    (iii)        Approval by the Company’s stockholders of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

    (iv)        Approval by the Company’s stockholders of (A) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) or (B) the complete liquidation or dissolution of the Company; or

    (v)        Approval by the Company’s stockholders of any reverse merger in which the Company survives as an entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

    (vi)        For the purpose of this Section 13, “Approval by the Company’s Stockholders” shall mean approval by a majority of those shares of Stock voting at a stockholder’s meeting at which a quorum is present, excluding shares beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by the Non-Employee Directors.

    (b)        Except for options granted to Non-Employee Directors under Section 7, the Committee may provide in any stock option agreement (or in an amendment thereto) that, in the event of any Change in Control, any outstanding options covered by such an agreement shall be fully vested, nonforfeitable and become exercisable, as of the date of the Change in Control.

    (c)        If the Committee determines to incorporate a Change in Control provision in any option agreement hereunder, the agreement shall provide that, (i) in the event of a Change in Control described in clauses (i), (ii) and (v) of paragraph (a) above, the option shall remain exercisable for the remaining term of the option and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, the option shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

    (d)        As to any options granted under Section 7 to Non-Employee Directors, (i) in the event of a Change in Control described in clauses (i), (ii) or (v) of paragraph (a) above, any such outstanding options under the Plan shall become fully vested and remain exercisable for the remaining term of such options and (ii) in the event of a Change in Control described in clauses (iii) or (iv) of paragraph (a) above, outstanding options under the Plan shall terminate as of the effective date of the merger, disposition of assets, liquidation or dissolution described therein.

    (e)        Notwithstanding the foregoing provisions of this Section 13, an outstanding option may not be accelerated under this Section 13 if and to the extent (i) such option is, in connection with the transaction giving rise to a Change of Control, either to be assumed by the successor or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such option is to be replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of the corporate transaction giving rise to the Change of Control and provides for subsequent payment in accordance with the same vesting schedule applicable to such option.

    14.        Stockholder Approval. The Plan shall become effective upon its approval by the stockholders of the Company. The Committee may not grant stock options under the Plan prior to approval of the Plan by the stockholders of the Company.

    15.        Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Affiliate and a participant, or otherwise create any vested or beneficial interest in any participant or the participant’s creditors in any assets of the Company or any Affiliate. The participants shall have no claim against the Company or any Affiliate for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

    16.        No Effect on Terms of Employment/Service. The Plan shall not confer upon any participant any right with respect to the participant’s continued employment or service with the Company or an Affiliate, nor shall it interfere in any way with his or her right or the right of the Company or any Affiliate to terminate the participant’s employment or service with the Company or an Affiliate at any time, with or without cause, and with or without notice.

    17.        No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, options shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.